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                               The Parnassus Fund
                                   One Market
                               Steuart Tower #1600
                             San Francisco, CA 94105
                                 (800) 999-3505



                 STATEMENT OF ADDITIONAL INFORMATION May 1, 2003
                       (as supplemented December 16, 2003)


The Parnassus Fund (the "Fund") is a diversified, open-end management investment company. Parnassus Investments is the Fund's adviser.

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectus dated May 1, 2003. The Fund's audited financial statements for the fiscal year ended December 31, 2002 are incorporated by reference to the Fund's Annual Report to shareholders dated December 31, 2002. You may obtain a free copy of the Prospectus or the Annual Report by calling the Fund at (800) 999-3505.


                                TABLE OF CONTENTS


                                                                  Page

         Investment Objective and Policies                        B-2
         Management                                               B-4
         Standing Audit Committee                                 B-8
         The Adviser                                              B-8
         Performance Advertising                                  B-11
         Net Asset Value                                          B-14
         Shareholder Services                                     B-14
         Distributions and Taxes                                  B-15
         General                                                  B-15
         Financial Statements                                     B-17

                       Investment Objectives and Policies

     The investment objective of the Fund is to realize long-term growth of capital. The Fund's principal strategies with respect to the composition of its portfolio are described in the prospectus.

Investment Restrictions

     The Fund has adopted the following restrictions (in addition to those indicated in the prospectus) as fundamental policies which may not be changed without the approval of the holders of a "majority" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Fund's outstanding shares. A vote of the holders of a "majority" (as so defined) of the Fund's outstanding shares means a vote of the holders of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

The Fund may not:

   (1) With respect to 75% of its total net assets, purchase any security, other than obligations of the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"), if as a result: (i) more than 5% of the Fund's total net assets would then be invested in securities of a single issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of any one issuer.

   (2) Purchase any security if, as a result, the Fund would have 25% or more of its net assets (at current value) invested in a single industry.

   (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).

   (4) Make short sales of securities, purchase on margin or purchase puts, calls, straddles or spreads.

   (5) Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Fund will not make additional purchases while borrowings are outstanding.

   (6) Buy or sell commodities or commodity contracts including futures contracts or real estate, real estate limited partnerships or other interests in real estate although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

   (7) Act as underwriter except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

   (8) Participate on a joint (or joint and several) basis in any trading account in securities.

   (9) Invest in securities of other registered investment companies except that the Fund may invest up to 10% of its assets (taken at current value) in other funds, but no more than 5% of its assets in any one fund. The Fund may not own more than 3% of the outstanding voting shares of any one fund except as part of a merger, consolidation or other acquisition.

   (10) Invest in interests in oil, gas or other mineral exploration or development programs or in oil, gas or other mineral leases although it may invest in the common stocks of companies which invest in or sponsor such programs.

   (11) Make loans, except through repurchase agreements; however, the Fund may engage in securities lending and may also acquire debt securities and other obligations consistent with the Fund's investment objective and its other investment policies and restrictions. Investing in a debt instrument that is convertible into equity or investing in a community loan fund is not considered the making of a loan.

Portfolio Turnover

     For 2002, the portfolio turnover rate for the Parnassus Fund was 142.04% compared to 127.43% in 2001.

Operating Policies

     The Fund has adopted the following operating policies which may be changed by a vote of the majority of the Fund's Trustees:

(1) The Fund may purchase warrants up to a maximum of 5% of the value of its total net assets.

(2) The Fund may not hold or purchase foreign currency, except as may be necessary in the settlement of foreign securities transactions.

(3) It is the position of the Securities and Exchange Commission ("SEC") (and an operating although not a fundamental policy of the Fund) that the Fund may not make certain illiquid investments if thereafter more than 15% of the value of its net assets would be so invested. Investments included in this 15% limit are: (i) those which are restricted, i.e., those which cannot freely be sold for legal reasons; (ii) fixed time deposits subject to withdrawal penalties (other than overnight deposits); (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. However, the 15% limit does not include obligations which are payable at principal amount plus accrued interest within seven days after purchase or commercial paper issued under section 4 (2) of the Securities Act of 1933, as amended ("1933 Act"), or securities eligible for resale under Rule 144A of the 1933 Act that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees.


Foreign Securities

     The Fund may purchase foreign securities up to a maximum of 15% of the value of its total net assets. Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks such as: exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable change can increase its value). The Fund may also invest up to 5% of its total net assets in venture capital limited partnerships. These investments will not be liquid and will likely involve a higher degree of risk than most portfolio securities.

Repurchase Agreements

     The Fund may purchase the following securities subject to repurchase agreements: certificates of deposit, certain bankers' acceptances and securities which are direct obligations of, or that are fully guaranteed as to principal, by the United States or any agency or instrumentality of the United States. A repurchase transaction occurs when at the time the Fund purchases a security, the Fund also resells it to the vendor (normally a commercial bank or a broker-dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed-upon date in the future. Such securities, including any securities so substituted, are referred to as the "Resold Securities." The Adviser will consider the creditworthiness of any vendor of repurchase agreements and continuously monitor the collateral so that it never falls below the resale price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund's money is invested in the Resold Securities. The majority of these transactions run from day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund is subject to the risk that the vendor may not pay the agreed-upon sum upon the delivery date.

     If there is a default, the Resold Securities constitute collateral for the repurchase obligation and will be promptly sold by the Fund. However, there may be delays and costs in establishing the Fund's rights to the collateral and the value of the collateral may decline. The Fund will bear the risk of loss in the event that the other party to the transaction defaults on its obligation and the Fund is delayed or prevented from exercising its right to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights.

     Repurchase agreements can be considered as loans "collateralized" by the Resold Securities (such agreements being defined as "loans" in the 1940 Act). The return on such "collateral" may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the "collateral" is at least equal to the value of the loan including the accrued interest earned thereon. All Resold Securities will be held by the Fund's custodian either directly or through a securities depository.

Lending Portfolio Securities


     To generate additional income, the Fund may lend its portfolio securities to broker-dealers, banks or other institutional borrowers of securities. The Fund must receive 102% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. The Fund may invest the cash collateral in high-quality, short-term money market instruments that are securities with either a variable rate or a maturity of 397 days or less. Although the Fund's management company monitors the investments of the cash collateral, the investments are usually chosen by the Fund's lending agent which uses the Fund's guidelines for safety, liquidity and maturity, but may not necessarily apply the Fund's social screens. While the Fund does not have the right to vote securities that are on loan, the Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The borrower can repay the loan at any time and the Fund can demand repayment at any time.


                                   MANAGEMENT

     The Fund's Board of Trustees decides on matters of general policy and supervises the activities of the Fund's Adviser. All Trustees serve indefinite terms from one shareholders' meeting to the next and they all oversee four portfolios (funds) in the Parnassus complex. The Fund's officers conduct and supervise the daily business operations of the Fund. The Trustees and Officers of the Fund are as follows:



                              INDEPENDENT TRUSTEES

                                                                                                Current            Number of
                                                                                             Directorships       Portfolios in
                                                                                              Outside the      Parnassus Complex
                                  Position       Length of        Principal Occupation         Parnassus      Overseen by Trustee
    Name, Address and Age         with Fund     Time Served      During Past Five Years         Complex
Herbert A. Houston, 59             Trustee       Since 1998    Chief Executive Officer of                              4
Parnassus Investments                                          the Haight Ashbury Free
One Market                                                     Clinics, Inc. 1987-1998.
Steuart Tower #1600                                            Currently, a health care
San Francisco, CA  94105                                       consultant.

Donald V. Potter, 57               Trustee       Since 2002    President and owner of       Director of                4
Parnassus Investments                                          Windermere Associates, a     Media Arts
One Market                                                     consulting firm              Group, Inc.
Steuart Tower #1600                                            specializing in business
San Francisco, CA  94105                                       strategy.

"Independent" Trustees are Trustees who are not deemed to be "interested persons" of the Fund as defined in the 1940 Act.


                               INTERESTED TRUSTEE

                                                                                                  Current         Number of
                                                                                               Directorships    Portfolios in
                                                                     Principal Occupation       Outside the       Parnassus
                                                     Length of      During Past Five Years       Parnassus         Complex
    Name, Address and Age           Officers        Time Served                                   Complex       Overseen by
    ---------------------           --------        -----------                                   -------
                                                                                                                   Trustee
Jerome L. Dodson, 59 *            President and      Since 1984    President and Director                             4
Parnassus Investments                Trustee                       of Parnassus Investments
One Market                                                         since June of 1984.
Steuart Tower #1600
San Francisco, CA  94105

                                                           Officers

Bryant Cherry, 38                Vice President                    Vice President and
One Market                        and Treasurer                    Treasurer of Parnassus
Steuart Tower #1600                                                Investments since 2000.
San Francisco, CA  94105                                           Financial Consultant
                                                                   with Merrill Lynch & Co.
                                                                   1996-1997.
                                                                   Independent
                                                                   research
                                                                   analyst
                                                                   1998-1999.

Susan Loughridge, 54             Vice President                    Vice President and
One Market                                                         Shareholder Services
Steuart Tower #1600                                                Manager of Parnassus
San Francisco, CA  94105                                           Investments since 1993.

Todd Ahlsten, 31                 Vice President                    Financial Analyst and
One Market                                                         Director of Research at
Steuart Tower #1600                                                Parnassus Investments
San Francisco, CA  94105                                           since 1995.

Richard D. Silberman, 65            Secretary                      Attorney specializing in
1061 Eastshore, #200                                               business law.  Private
Albany, CA  94710                                                  practice.

*        "Interested" Trustee as defined in the 1940 Act because of his ownership in Parnassus Investments, the Fund's Adviser.


The Fund pays each of its Independent Trustees annual fees in addition to reimbursement for certain out-of-pocket expenses. The Fund has no retirement or pension plan for its Trustees.

The following table sets forth the aggregate compensation paid by the Fund and the Board of any other investment companies managed by Parnassus Investments (the Fund Complex) for the calendar year ended December 31, 2002.

                               Compensation Table

                       Aggregate    Pension Or Retirement    Total Compensation
                      Compensation  Benefits Accrued As      From Fund and Fund
Name and Position(1)   From Fund    Part of Fund Expenses      Complex Paid to
                                                                  Trustees
Gail L. Horvath *       $3,500          None                       $4,000
Herbert A. Houston     $15,318          None                      $17,336
Donald E. O'Connor *    $4,585          None                       $5,453
Donald V. Potter       $10,500          None                      $11,583
Joan Shapiro *          $5,784          None                       $6,900

(1) Trustees who are interested do not receive compensation from the Fund.
*   Resignation was effective after 12-31-01.

The Fund pays each of its Trustees who is not affiliated with the Adviser or the Distributor annual fees of $10,500 in addition to reimbursement for certain out-of-pocket expenses. Dollar Amount of Holdings in the Parnassus Funds by Trustees and Officers as of 12-31-02.

Name            Parnassus Fund  Equity Income Fixed-Income California Tax-Exempt
----            --------------  ------------- ------------ ---------------------
J. Dodson              D              C             A                B
H. Houston             B              A           None             None
D. Potter              B            None          None             None
T. Ahlsten             D              B             A                A
B. Cherry              B              A             A              None
S. Loughridge          D              A           None             None
R. Silberman           D              C           None               B



Key
A - $1 - $10,000                    C - $50,001 - $100,000
B - $10,001 - $50,000               D - Over $100,000

As of March 31, 2003, the Trustees and Officers of the Fund as a group owned 1.1% of the Fund's outstanding shares.

Control Persons

     As of March 31, 2003, no shareholder owned more than 5% of the outstanding securities of the Fund. Trustees and Officers of the Parnassus Fund owned 1.1% of the outstanding shares.

Standing Audit Committee

     The Audit Committee consists of Herbert A. Houston and Donald V. Potter. The responsibilities of the Audit Committee are to assist the Board of Trustees in overseeing the Fund's independent public accountants, accounting policies and procedures, and other areas relating to the Fund's auditing process. The function of the Audit Committee and the Board of Trustees is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent public accountants' responsibility to plan and carry out a proper audit. The independent public accountants are responsible to the Board of Trustees and the Audit Committee. The Audit Committee met three times during the fiscal year ended December 31, 2002.

                                   The Adviser

     Parnassus Investments acts as the Fund's investment adviser. Under its Investment Advisory Agreement ("Agreement") with the Fund, Parnassus Investments acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the Fund in accordance with its investment objective, policies and limitations. Parnassus Investments also provides the Fund with all necessary office facilities and personnel for servicing the Fund's investments and pays the salaries and fees of all officers and all Trustees of the Fund who are "interested persons" under the 1940 Act. Parnassus Investments also provides the management and administrative services necessary for the operation of the Fund including coordinating relations with the custodian, transfer agent, independent accountants and attorneys. The Adviser also prepares all shareholder communication, maintains the Fund's records, registers the Fund's shares under state and federal laws and does the staff work for the Board of Trustees.

     The Agreement provides that the Adviser shall not be liable to the Fund for any loss to the Fund except by reason of the Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

     Jerome L. Dodson, President of the Parnassus Fund, owns a majority of the stock in the Adviser, Parnassus Investments, and as such can be considered the control person of the Adviser.

     The Fund pays the Adviser a fee for services performed at the annual rate of 1% of the Fund's average daily net assets up to $10 million, then declining to 0.75% of assets above $10 million up to $30 million, 0.70% above $30 million up to $100 million, 0.65% above $100 million to $200 million and 0.60% of the amount above $200 million. During 2000, 2001 and 2002, the Fund paid to Parnassus Investments under the Agreement the sums of $2,706,811, $2,432,811 and $2,300,711, respectively.

     As the Fund's underwriter (or Distributor), Parnassus Investments makes a continuous offering of the Fund's shares and receives fees and commissions for distributing the Fund's shares. For 2000, 2001 and 2002, Parnassus Investments received $284,445, $321,824 and $405,892, respectively, of which amounts the following was paid to other broker/dealers: $75,041 in 2000, $73,420 in 2001 and $90,255 in 2002.

     Pursuant to a Shareholder Servicing Plan and Agreement with the Fund, Parnassus Investments may arrange for third parties to provide certain services including account maintenance, record keeping and other personal services to their clients who invest in the Fund. For these services, the Fund may pay Parnassus Investments an aggregate service fee at a rate not to exceed 0.25% per annum of the Fund's average daily net assets. Parnassus Investments will not keep any of this fee for itself, but will instead use the fee to pay the third-party service providers. (Service providers who do not maintain an omnibus account or a network of linked accounts for their clients will be limited to a fee of 0.10% per annum paid by the Fund. Parnassus Investments, however, may elect to pay such service providers an additional 0.15% from its own funds for a total not to exceed 0.25% per annum.) For 2000, 2001, and 2002, respectively, the Fund paid service providers the following amounts: $163,516, $182,388 and $300,123. For 2000, 2001 and 2002, respectively, the Adviser paid service providers the following amounts: $150,418, $127,175 and $101,679.

     In addition to the Adviser's fee, the Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Adviser; (v) legal and audit expenses; (vi) fees and expenses of the Fund's custodian, transfer agent and accounting services agent;
(vii) expenses incident to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends; (viii) fees and expenses incident to the registration under Federal or state securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute and the Social Investment Forum; (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees with respect thereto. In allocating brokerage transactions, the investment advisory agreement states that the Adviser may, subject to its obligation to obtain best execution, consider research provided by brokerage firms or whether those firms sold shares of the Fund.

     Parnassus Investments is the fund administrator and in this capacity handles all fund accounting and pricing services, including calculating the daily net asset values. Parnassus Investments received the following amounts from the Fund for 2000, 2001 and 2002, respectively: $70,000, $80,000 and $80,000.

Matters Considered by the Board

     The Investment Advisory Agreement was last approved by the Trustees, including all of the Independent Trustees on March 25, 2003 at a meeting called for that purpose. In approving the Agreement the Board primarily considered the nature and quality of the services provided under the Agreement and the overall fairness of the Agreement to the Fund. The Board requested and evaluated reports from the Adviser that addressed specific factors designed to inform the Board's consideration of these and other issues.

     With respect to the nature and quality of the services provided, the Board considered the performance of the Fund in comparison to relevant market indices, the performance of a peer group of investment companies pursuing broadly similar strategies, and the degree of risk undertaken by the portfolio manager. The Board reviewed the Adviser's use of brokers or dealers in fund transactions that provided research and other services to them, and the benefits derived by the Fund from such services.

     With respect to the overall fairness of the Agreement, the Board primarily considered the fee structure of the Agreement and the profitability of the Adviser from its association with the Fund. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. In concluding that the benefits accruing to the Adviser by virtue of its relationship to the Fund were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to the Adviser's profit or loss on the Fund for the recent period. These matters were also considered by the Independent Trustees meeting separately.

Portfolio Transactions and Brokerage

     The Investment Advisory Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of the Fund by placing purchase and sale orders for the Fund, the Adviser shall select such broker-dealers ("brokers") as shall, in the Adviser's judgement, implement the policy of the Fund to achieve "best execution," i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker. The Adviser is also authorized to consider whether the broker provides brokerage and/or research services to the Fund and/or other accounts of the Adviser. The Agreement states that the commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser's overall responsibilities as to the accounts for which it exercises investment discretion. The Agreement also states that the Adviser shall use its judgement in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services.

     The Fund recognizes in the Agreement that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question. The Adviser is also authorized in the Agreement to consider sales of Fund shares as a factor in the selection of brokers to execute brokerage and principal transactions, subject to the requirements of "best execution."

     The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments. The research which the Adviser receives for the Fund's brokerage commissions, whether or not useful to the Fund, may be useful to the Adviser in managing the accounts of the Adviser's other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Fund. To the extent that electronic or other products provided by brokers are used by the Adviser for research purposes, the Adviser will use its best judgement to make a reasonable allocation of the cost of the product attributable to non-research use.

     Research services provided through brokerage will be those providing information and analyses that directly assist the portfolio manager making investment decisions. Examples of such research services include Bloomberg information and research, HOLT cash flow analyses, KLD social research, publications containing investment information and recommendations and individual reports written on specific companies.

     During 2002, the Parnassus Fund paid UBS/PaineWebber, Inc. a total of $191,155 in brokerage commissions under a "soft dollar" agreement whereby UBS/PaineWebber would provide research services to the Fund. During 2002, the Parnassus Fund and the Parnassus Equity Income Fund together directed $56,390 in commissions to Salomon Smith Barney to pay for a Bloomberg terminal. Allocation of commissions and research services were approximately 60% to the Parnassus Fund and 40% to the Parnassus Equity Income Fund.

     The Adviser may also use brokerage commissions to reduce certain expenses of the Fund subject to "best execution." For example, the Adviser may enter into an agreement to have a brokerage firm pay part or all of the Fund's custodian fee since this benefits the Fund's shareholders.

     In the over-the-counter market, securities may trade on a "net" basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased directly from an issuer in which case, no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     During 2000, 2001 and 2002, the Fund paid $1,175,851, $844,210 and
$2,605,646, respectively, in brokerage commissions. Of those amounts, the following was paid in conjunction with research services: $899,292 in 2000, $532,078 in 2001 and $1,984,357 in 2002.

     Parnassus Investments may have clients other than the Fund that have objectives similar to the Fund. Normally, orders for securities trades are placed separately for each client. However, some recommendations may result in simultaneous buying or selling of securities along with the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. Parnassus Investments does not favor one client over another in making recommendations or placing orders, and in some situations, orders for different clients may be grouped together. In certain cases where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. Also, should only a partial order be filled, each client would ordinarily receive a pro rata share of the total order.


                             PERFORMANCE ADVERTISING


     From time to time, the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five and ten year periods. The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund, from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the maximum public offering price (maximum sales charge) and that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund. Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value. Quotations of "overall return" are the same as "total return" except that "overall return" calculations do not deduct the sales charge.

     The Fund calculates total return by taking the total number of Fund shares purchased with a hypothetical $1,000 investment, adding all additional Fund shares purchased within the period with reinvested dividends, calculating the value of those shares at the end of the period and dividing the result by the initial $1,000 investment. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account to calculate average annual total return during that period. The Fund will quote total return for the most recent one-year period and the average annual total return will be quoted for the most recent five-and ten-year periods, or for the life of the Fund, if shorter.

     Average annual total return is computed according to the following formula:

                                 P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000, T = total return, n = number of years and ERV = ending redeemable value. Total return is historical information and is not intended to indicate future performance.

     The average annual total return after taxes on distributions is computed according to the following formula:

                                P(1 + T)n = ATVD

where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions), n = number of years and ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10-year periods at the end of the 1, 5 or 10-year periods (or fractional portion), after taxes on fund distributions, but not after taxes on redemption.

     The average annual total return after taxes on distributions and redemption is computed according to the following formula:

                                P(1 + T)n = ATVDR

where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions and redemption), n = number of years and ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10-year periods at the end of the 1, 5 or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.



                               PERFORMANCE FIGURES

                                                                  Average Annual Total    Average Annual Total Return
                                                                   Return (after taxes   (after taxes on distributions
   Periods Ending        Average Annual        Average Annual       on distributions)           and redemption)
 December 31, 2002        Total Return         Overall Return      --------------               -----------

     One Year              (30.57%)              (28.05%)              (30.63%)                    (17.99%)
     Five Years              2.73%                 3.46%                  0.68%                      2.42%
     Ten Years               8.15%                 8.54%                  5.69%                      6.32%


      Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

      Total return is the return to an individual shareholder after paying the maximum sales charge.

      Overall return gives the investment performance of the Fund. Overall return does not take into account payment of the sales charge. This return figure should be used for comparative purposes such as comparing the Parnassus Fund's performance to published returns in newspapers and magazines.

      For purposes of the computations of "after taxes on distributions" and "after taxes on distributions and redemptions", all distributions were considered reinvested and taxes on distributions were calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date(s). State, local and federal alternative minimum taxes were disregarded, and also the effect of phase outs of certain exemptions, deductions and credits at various levels were also disregarded. Tax rates may vary over the performance period. The tax rates on distributions used correspond to the tax character of the distributions (e.g. ordinary income rate for ordinary income distributions, long-term capital gain rate for long-term capital gain distributions). Capital gains taxes on redemption were calculated using the highest applicable federal individual capital gains tax rate(s) in effect on the redemption date for gains of the appropriate character and separately track the basis and holding period for the initial investment and each subsequent purchase through reinvested dividends and distributions. For purposes of the computation of "after taxes on distributions and redemptions" the tax benefit from capital losses, if any, resulting from the redemption is added to the ending redeemable value. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are generally not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     The Fund may also advertise its cumulative total return for prior periods and compare its performance to the performance of other selected mutual funds, selected market indicators such as the Standard & Poor's 500 Composite Stock Price Index or non-market indices or averages of mutual fund industry groups.

     The Fund may quote its performance rankings and/or other information as published by recognized independent mutual fund statistical services or by publications of general interest. In connection with a ranking, the Fund may provide additional information, such as the particular category to which the ranking relates, the number of funds in that category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

     All Fund performance information is historical and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.

     The Fund's annual report contains additional performance information including a discussion by management. You may obtain a copy of the annual report without charge by calling or writing the Fund.

                                 NET ASSET VALUE

     In determining the net asset value of the Fund's shares, common stocks that are listed on national securities exchanges are valued at the last sale price on the exchange on which each stock is principally traded as of the close of the New York Stock Exchange (which is currently 4:00 pm New York time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities traded on the NASDAQ Stock Market are also valued at the last recorded sale price as of 4:00 pm New York time. Other unlisted securities are valued at the quoted bid price in the over-the-counter market. Bonds and other fixed-income securities are valued by a third-party pricing service. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value) if their original maturity was 60 days or less or by amortizing the value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                              SHAREHOLDER SERVICES

Statement of Intention

     Reduced sales charges are available to investors who enter into a written Statement of Intention providing for the purchase within a thirteen-month period of a specified number of shares of the Fund. All shares of the Fund previously purchased and still owned are also included at the then net asset value in determining the applicable reduction.

     A Statement of Intention permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales commission applicable to the amount represented by the goal as if it were a single investment. Shares totaling 3.5% of the dollar amount of the Statement of Intention will be held in escrow by the Fund's transfer agent in the name of the shareholder. The effective date of a Statement of Intention may be back-dated up to 90 days in order that investments made during this 90-day period, valued at purchaser's cost, can be applied to the fulfillment of the Statement of Intention goal.

     The Statement of Intention does not obligate the investor to purchase nor the Fund to sell the indicated amount. In the event the Statement of Intention goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales commission otherwise applicable to the purchases made during this period and sales charges actually paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales commission, a price adjustment is made by refunding to the purchaser the amount of excess sales commissions, if any, paid during the thirteen-month period. Investors electing to purchase shares of the Fund pursuant to a Statement of Intention should carefully read such Statement of Intention.

Systematic Withdrawal Plan

     A Systematic Withdrawal Plan (the "Plan") is available for shareholders having shares of the Fund with a minimum value of $10,000 based upon the offering price. The Plan provides for monthly checks in an amount not less than $100 or quarterly checks in an amount not less than $200.

     Dividends and capital gain distributions on shares held under the Plan are invested in additional full and fractional shares at net asset value. Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and capital gain distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may invest $10,000 or more in a Systematic Withdrawal Plan, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to the purchase of additional shares.

Tax-Sheltered Retirement Plans

     Through the Distributor, retirement plans are available: Individual Retirement Accounts (IRAs) and Simplified Employee Pension Plans (SEPs). Adoption of such plans should be on advice of legal counsel or tax adviser. Retirement accounts have a minimum initial investment of $500 and each subsequent investment must be at least $50. For further information regarding plan administration, custodial fees and other details, investors should contact the Distributor.

                     DISTRIBUTIONS AND TAXES

     By paying out substantially all its net investment income (among other things), the Fund has qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund intends to continue to qualify and, if so, it will not pay federal income tax on either its net investment income or on its net capital gains. Instead, each shareholder will be responsible for his or her own taxes.

     If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund would not be liable for income tax on the Fund's net investment income or net realized gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

     As of December 31, 2002, the Parnassus Fund had available for federal income tax purposes unused capital losses (capital loss carryforwards) of $32,764,133 expiring in 2010.

                                     GENERAL

     The Fund was organized as a Massachusetts business trust on April 4, 1984. Its Declaration of Trust permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares to a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Certificates representing shares will not be issued. Upon the Fund's liquidation, all shareholders would share pro rata in its net assets available for distribution to shareholders. If they deem it advisable and in the best interests of shareholders, the Board of Trustees may create additional series of shares or classes thereof which may have separate assets and liabilities and which may differ from each other as to dividends and other features. Shares of each series or class thereof would be entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Trustees.

     The Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgement thereon. Thus, while Massachusetts law permits a shareholder of a trust such as this to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Fund would be unable to meets its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgement or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. The Declaration of Trust and Restated By-Laws provide that the Fund's shareholders have the right to remove a trustee, with or without cause, upon the affirmative vote of the holders of a majority of its outstanding shares represented at a meeting with respect thereto (assuming a quorum is present, which is one-third of the outstanding shares). The Fund is required to call a meeting of shareholders to vote on the removal of a trustee (as well as on any other proper matter) upon the written request of shareholders holding not less than one-third of its outstanding shares entitled to vote at such meeting. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of Fund shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and nonassessable. The Fund may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of its outstanding shares, or upon liquidation and distribution of its assets, if approved by the vote of the holders of more than 50% of its outstanding shares. If not so terminated, the Fund will continue indefinitely. No amendment that would have a material adverse impact upon the rights of the shareholders may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of the Trust's outstanding shares.

     Deloitte & Touche LLP, 50 Fremont Street, San Francisco, California 94105, has been selected as the Fund's independent auditors.

     Union Bank of California, 475 Sansome Street, San Francisco, California 94111, has been selected as the custodian of the Fund's assets. Shareholder inquiries should be directed to the Fund.

     Parnassus Investments, One Market-Steuart Tower #1600, San Francisco, California 94105, is the Fund's transfer agent and administrator. As transfer agent, Parnassus Investments receives a fee of $2.50 per account per month. As administrator, Parnassus Investments receives a fee of $80,000 per year. Jerome
L. Dodson, the Fund's President, is the majority stockholder of Parnassus Investments.

Code of Ethics

     The Adviser and the Board of Trustees of the Fund have adopted a Code of Ethics (the Code). The Code permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Code prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Code is on public file with, and is available from, the SEC.

                              FINANCIAL STATEMENTS

     The Fund's audited financial statements for the fiscal year ended December 31, 2002, are expressly incorporated by reference and made a part of this Statement of Additional Information by reference to the Fund's Annual Report to shareholders dated December 31, 2002. A copy of the Annual Report which contains the Fund's audited financial statements for the year ending December 31, 2002, may be obtained free of charge by writing or calling the Fund.